      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 2, 1999


                                                      REGISTRATION NO. 333-78133
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                         PRE-EFFECTIVE AMENDMENT NO. 2

                                       TO

                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                          EXCHANGE APPLICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                 DELAWARE                                     7373                                    04-3338916
     (STATE OR OTHER JURISDICTION OF              (PRIMARY STANDARD INDUSTRIAL                     (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)              CLASSIFICATION CODE NUMBERS)                   IDENTIFICATION NO.)

                                89 SOUTH STREET
                          BOSTON, MASSACHUSETTS 02111
                                 (617) 737-2244
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                               ANDREW J. FRAWLEY
                        CHAIRMAN OF THE BOARD, PRESIDENT
                          AND CHIEF EXECUTIVE OFFICER
                          EXCHANGE APPLICATIONS, INC.
                                89 SOUTH STREET
                          BOSTON, MASSACHUSETTS 02111
                                 (617) 737-2244
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                WITH COPIES TO:

                   NEIL W. TOWNSEND, ESQ.                                       DAVID C. CHAPIN, ESQ.
                      BINGHAM DANA LLP                                               ROPES & GRAY
                     150 FEDERAL STREET                                        ONE INTERNATIONAL PLACE
                BOSTON, MASSACHUSETTS 02110                                  BOSTON, MASSACHUSETTS 02110
                       (617) 951-8000                                               (617) 951-7000
                FACSIMILE NO. (617) 951-8736                                 FACSIMILE NO. (617) 951-7050

                            ------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [ ]
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering. [ ]
    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                            ------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 13.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     Expenses of the Registrant in connection with the issuance and distribution of the securities being registered, other than the underwriting discount, are estimated as follows:

                                                               TOTAL
                                                              --------
SEC Registration Fee........................................    27,575
NASD Fees...................................................    10,419
Printing and Engraving Expenses.............................   150,000
Legal Fees and Expenses.....................................   200,000
Accountants' Fees and Expenses..............................   125,000
Expenses of Qualification Under State Securities Laws,
  Including Attorneys' Fees.................................     5,000
Transfer Agent and Registrar's Fees.........................    10,000
Miscellaneous Costs.........................................    85,000
                                                              --------
     Total..................................................   612,994

ITEM 14.  INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES

     Section 145 of the Delaware General Corporation law empowers a Delaware corporation to indemnify its officers and directors and certain other persons to the extent and under the circumstances set forth therein.

     The Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated By-laws of the Company, copies of which are filed as Exhibits 3.1 and 3.2, provide for indemnification of officers and directors of the Company and certain other persons against liabilities and expenses incurred by any of them in certain stated proceedings and under certain stated conditions.

ITEM 15.  RECENT SALES OF UNREGISTERED SECURITIES

     On November 15, 1996, in connection with the organization of the Registrant, the Registrant entered into Restricted Stock Agreements dated as of such date (Restricted Stock Agreements) with certain key employees of the Registrant. Pursuant to the Restricted Stock Agreements, the Registrant issued 968,575 shares of Restricted Common Stock under the Registrant's 1996 Stock Incentive Plan to such employees for an aggregate consideration of $968.58 at a purchase price of $.001 per share.

     On November 15, 1996, in addition to the shares of Restricted Common Stock issued pursuant to the Registrant's 1996 Stock Incentive Plan, (i) the Registrant issued 848,800 shares of Restricted Common Stock to Andrew J. Frawley for an aggregate consideration of $848.80 pursuant to a Restricted Stock Agreement entered into between the Registrant and Andrew J. Frawley, and (ii) the Registrant issued 667,000 shares of Restricted Common Stock to Michael J. Feldman for an aggregate consideration of $667.00 pursuant to a Restricted Stock Agreement entered into between the Registrant and Michael J. Feldman.

     The Registrant has, from time to time, repurchased an aggregate of 361,075 shares of common stock from its employees for an aggregate consideration of $361.08.

     On November 15, 1996, in connection with the organization of the Registrant, the Registrant entered into an Assignment and Assumption Agreement dated as of such date (Assignment Agreement) with Grant & Partners Limited Partnership (GPLP) pursuant to which the Registrant issued 2,300,000 shares of Series A Convertible Preferred Stock to GPLP and assumed certain liabilities of GPLP in exchange for certain assets of GPLP.

     On March 18, 1997, the Registrant entered into a Securities Purchase Agreement dated as of such date (Securities Purchase Agreement) with certain of its existing stockholders and certain new investors. Pursuant to the Securities Purchase Agreement, (i) the Registrant issued 1,154,775 shares of Series B Preferred Stock to Insight Venture Partners II, L.P. for an aggregate consideration of $1,807,222.88, (ii) the Registrant issued 1,154,775 shares of Series B Preferred Stock to Wexford Insight LLC for an aggregate consideration of $1,807,222.88, (iii) the Registrant issued 246,006 shares of Series B Convertible Preferred Stock to GAP Coinvestment Partners, L.P. for an aggregate consideration of $384,999.39, (iv) the Registrant converted 2,300,000 shares of Series A Convertible Preferred Stock held by GPLP to 1,725,000 shares of common stock, (v) the Registrant issued 377,408 shares of a newly designated Series A Preferred Stock to GPLP in consideration of the cancellation of certain indebtedness owed by the Registrant to GPLP, and (vi) the Registrant issued 2,522,592 shares of Series A Preferred Stock to Cyrk, Inc. (Cyrk) in consideration of the cancellation of certain indebtedness owed by the Registrant to Cyrk.

     On October 3, 1997, the Registrant entered into a Subscription Agreement dated as of such date with Michael Caccavale pursuant to which the Registrant issued 15,500 shares of common stock to Michael Caccavale for an aggregate consideration of $13,175.

     On December 4, 1997, the Registrant entered into a Securities Purchase Agreement dated as of such date with Insight Capital Partners II, L.P. and Wexford Insight LLC pursuant to which (i) the Registrant issued 611,977 shares of Series C Convertible Preferred Stock to Insight Capital Partners II, L.P. for an aggregate consideration of $2,000,000, and (ii) the Registrant issued 611,977 shares of Series C Convertible Preferred Stock to Wexford Insight LLC for an aggregate consideration of $2,000,000.

     The Registrant has, from time to time, issued an aggregate of 185,710 shares of Restricted Common Stock to various employees upon the exercise of options granted pursuant to the Registrant's 1996 Stock Incentive Plan and 1998 Stock Incentive Plan for an aggregate consideration of $153,236.80 at an average exercise price of $0.83 per share.

     No underwriters were involved in the foregoing sales of securities. Such sales were made in reliance upon an exemption from the registration provisions of the Securities Act set forth in Section 4(2) thereof relating to sales by an issuer not involving any public offering or the rules and regulations thereunder, or, in the case of certain restricted shares, options to purchase common stock and shares issuable upon the exercise of such options, Rule 701 of the Act. All of the foregoing securities are deemed restricted securities for purposes of the Act.

ITEM 16.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (a) The following is a list of exhibits filed as a part of this registration statement:


EXHIBITS
--------
   1.1*     Form of Underwriting Agreement (filed as Exhibit 1.1 to the
            Company's Registration Statement on Form S-1, dated May 10,
            1999, File No. 333-78133)
   3.1*     Form of Amended and Restated Certificate of Incorporation of
            the Registrant (filed as Exhibit 3.1 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
   3.2*     Form of Amended and Restated By-laws of the Registrant
            (filed as Exhibit 3.2 to the Company's Registration
            Statement on Form S-1, dated July 22, 1998, File No.
            333-59613)

EXHIBITS
--------
   4.1*     Specimen Certificate for Shares of the Registrant's Common
            Stock, $.001 par value (filed as Exhibit 4.1 to
            Pre-Effective No. 3 to the Company's Registration Statement
            on Form S-1, dated July 22, 1998, File No. 333-59613)
   4.2*     Amended and Restated Registration Rights Agreement dated
            December 4, 1997 (filed as Exhibit 10.14 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
   5.1      Opinion of Bingham Dana LLP
  10.1*     Form of 1998 Stock Incentive Plan, with related forms of
            stock option agreements (filed as Exhibit 10.1 to
            Pre-Effective No. 1 to the Company's Registration Statement
            on Form S-1, dated July 22, 1998, File No. 333-59613)
  10.2*     1996 Stock Incentive Plan, as amended, with related forms of stock option agreements and form of restricted stock
            agreement (filed as Exhibit 10.2 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
  10.3*     Form of 1998 Director Stock Option Plan, with related form of stock option agreement (filed as Exhibit 10.3 to the
            Company's Registration Statement on Form S-1, dated July 22,
            1998, File No. 333-59613)
  10.4*     Form of 1998 Employee Stock Purchase Plan (filed as Exhibit
            10.4 to the Company's Registration Statement on Form S-1,
            dated July 22, 1998, File No. 333-59613)
  10.5*     401(k) Plan (filed as Exhibit 10.5 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
  10.6*     Employment Agreement, dated November 15, 1996, between the
            Registrant and Andrew J. Frawley (filed as Exhibit 10.6 to the Company's Registration Statement on Form S-1, dated July
            22, 1998, File No. 333-59613)
  10.7*     Restricted Stock Agreement, dated November 8, 1996, between the Registrant and Andrew J. Frawley (filed as Exhibit 10.7 to the Company's Registration Statement on Form S-1, dated
            July 22, 1998, File No. 333-59613)
  10.8*     Consulting Agreement, dated March 18, 1997, between the
            Registrant and Exchange Marketing Group, LLC (filed as
            Exhibit 10.8 to the Company's Registration Statement on Form
            S-1, dated July 22, 1998, File No. 333-59613)
  10.9*     Securities Purchase Agreement, dated March 18, 1997 (filed as Exhibit 10.9 to the Company's Registration Statement on
            Form S-1, dated July 22, 1998, File No. 333-59613)
 10.10*     Securities Purchase Agreement, dated December 4, 1997 (filed as Exhibit 10.10 to the Company's Registration Statement on
            Form S-1, dated July 22, 1998, File No. 333-59613)
 10.11*     Stock Purchase and Waiver Agreement, dated December 4, 1997
            (filed as Exhibit 10.11 to the Company's Registration
            Statement on Form S-1, dated July 22, 1998, File No.
            333-59613)
 10.12*     Promissory Note, dated December 4, 1997, by Andrew J.
            Frawley payable to the Registrant (filed as Exhibit 10.12 to the Company's Registration Statement on Form S-1, dated July
            22, 1998, File No. 333-59613)
 10.13*     Amended and Restated Stockholders Agreement dated December
            4, 1997 (filed as Exhibit 10.13 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
 10.14*     Amended and Restated Registration Rights Agreement, dated
            December 4, 1997 (filed as Exhibit 10.14 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)

EXHIBITS
--------
 10.15*     Letter Agreement, dated December 22, 1997, between the
            Registrant and Fleet National Bank, as amended, and the
            related Promissory Note (filed as Exhibit 10.15 to the
            Company's Registration Statement on Form S-1, dated July 22,
            1998, File No. 333-59613)
 10.16*     Stock Purchase Agreement, dated June 25, 1998, and the
            related Waiver Agreement to the Amended and Restated
            Stockholders Agreement, dated June 25, 1998 (filed as
            Exhibit 10.16 to the Company's Registration Statement on
            Form S-1, dated July 22, 1998, File No. 333-59613)
 10.17*     Office lease for 89 South Street, Boston, Massachusetts
            (filed as Exhibit 10.17 to the Company's Registration
            Statement on Form S-1, dated July 22, 1998, File No.
            333-5961)
 10.18*     Assignment and Assumption Agreement, dated November 15,
            1996, between the Registrant and Grant & Partners Limited
            Partnership (filed as Exhibit 10.18 to Pre-Effective No. 1 to the Company's Registration Statement on Form S-1, dated
            July 22, 1998, File No. 333-59613)
 10.19*     Termination Agreements, each dated March 18, 1997, between the Registrant and the employees of the Registrant named
            therein (filed as Exhibit 10.19 to Pre-Effective No. 1 to
            the Company's Registration Statement on Form S-1, dated July
            22, 1998, File No. 333-59613)
 10.20*     Consulting Agreement, dated March 18, 1997, between the
            Registrant and Exchange Marketing Group, LLC (filed as
            Exhibit 10.20 to Pre-Effective No. 1 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
 21.1*      Subsidiaries of Registrant (filed as Exhibit 21.1 to the
            Company's Registration Statement on Form S-1, dated July 22,
            1998, File No. 333-59613)
 23.1+      Consent of Arthur Andersen LLP
 23.2       Consent of Bingham Dana LLP (included in Exhibit 5.1)
 24.1+      Power of Attorney (included on signature page)
 27.1+      Financial Data Schedule


---------------
 + Previously filed

 * Incorporated by reference


     (b) Financial Statement Schedules


  Schedules

     All schedules have been omitted because either they are not required, are not applicable or the information is otherwise set forth in the Consolidated Financial Statements and notes thereto.

ITEM 17.  UNDERTAKINGS

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in Item 14 hereof, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes:

          (1) To provide the Underwriter at the closing specified in the Underwriting Agreement certificates in such denominations and registered in such names as required by the Underwriter to permit prompt delivery to each purchaser.

          (2) That for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or (4), or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

          (3) That for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the Offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the registrant, Exchange Applications, Inc., has caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, Commonwealth of Massachusetts, on this 2nd day of June, 1999.


                                          EXCHANGE APPLICATIONS, INC.

                                          By:     /s/ ANDREW J. FRAWLEY
                                            ------------------------------------
                                              Andrew J. Frawley
                                              Chairman of the Board, President
                                              and Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



                     SIGNATURE                                      TITLE                     DATE
                     ---------                                      -----                     ----
               /s/ ANDREW J. FRAWLEY                 Chairman of the Board, President,    June 2, 1999
---------------------------------------------------    Chief Executive Officer and
                 Andrew J. Frawley                     Director (Principal Executive
                                                       Officer)

                         *                           Director                             June 2, 1999
---------------------------------------------------
                Dean F. Goodermote

                         *                           Director                             June 2, 1999
---------------------------------------------------
                  Jeffrey Horing

                         *                           Director                             June 2, 1999
---------------------------------------------------
               Ramanan Raghavendran

                         *                           Vice President, Chief Financial      June 2, 1999
---------------------------------------------------    Officer, Treasurer and Secretary
                  John G. O'Brien                      (Principal Financial and
                                                       Accounting Officer)



*By:     /s/  ANDREW J. FRAWLEY

     ------------------------------
           Andrew J. Frawley
            Attorney-in-Fact

                                 EXHIBIT INDEX


EXHIBITS
--------
   1.1*     Form of Underwriting Agreement (filed as Exhibit 1.1 to the
            Company's Registration Statement on Form S-1, dated May 10,
            1999, File No. 333-78133)
   3.1*     Form of Amended and Restated Certificate of Incorporation of
            the Registrant (filed as Exhibit 3.1 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
   3.2*     Form of Amended and Restated By-laws of the Registrant
            (filed as Exhibit 3.2 to the Company's Registration
            Statement on Form S-1, dated July 22, 1998, File No.
            333-59613)
   4.1*     Specimen Certificate for Shares of the Registrant's Common
            Stock, $.001 par value (filed as Exhibit 4.1 to
            Pre-Effective No. 3 to the Company's Registration Statement
            on Form S-1, dated July 22, 1998, File No. 333-59613)
   4.2*     Amended and Restated Registration Rights Agreement dated
            December 4, 1997 (filed as Exhibit 10.14 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
   5.1      Opinion of Bingham Dana LLP
  10.1*     Form of 1998 Stock Incentive Plan, with related forms of
            stock option agreements (filed as Exhibit 10.1 to
            Pre-Effective No. 1 to the Company's Registration Statement
            on Form S-1, dated July 22, 1998, File No. 333-59613)
  10.2*     1996 Stock Incentive Plan, as amended, with related forms of stock option agreements and form of restricted stock
            agreement (filed as Exhibit 10.2 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
  10.3*     Form of 1998 Director Stock Option Plan, with related form of stock option agreement (filed as Exhibit 10.3 to the
            Company's Registration Statement on Form S-1, dated July 22,
            1998, File No. 333-59613)
  10.4*     Form of 1998 Employee Stock Purchase Plan (filed as Exhibit
            10.4 to the Company's Registration Statement on Form S-1,
            dated July 22, 1998, File No. 333-59613)
  10.5*     401(k) Plan (filed as Exhibit 10.5 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
  10.6*     Employment Agreement, dated November 15, 1996, between the
            Registrant and Andrew J. Frawley (filed as Exhibit 10.6 to the Company's Registration Statement on Form S-1, dated July
            22, 1998, File No. 333-59613)
  10.7*     Restricted Stock Agreement, dated November 8, 1996, between the Registrant and Andrew J. Frawley (filed as Exhibit 10.7 to the Company's Registration Statement on Form S-1, dated
            July 22, 1998, File No. 333-59613)
  10.8*     Consulting Agreement, dated March 18, 1997, between the
            Registrant and Exchange Marketing Group, LLC (filed as
            Exhibit 10.8 to the Company's Registration Statement on Form
            S-1, dated July 22, 1998, File No. 333-59613)
  10.9*     Securities Purchase Agreement, dated March 18, 1997 (filed as Exhibit 10.9 to the Company's Registration Statement on
            Form S-1, dated July 22, 1998, File No. 333-59613)
  10.10*    Securities Purchase Agreement, dated December 4, 1997 (filed as Exhibit 10.10 to the Company's Registration Statement on
            Form S-1, dated July 22, 1998, File No. 333-59613)

EXHIBITS
--------
 10.11*     Stock Purchase and Waiver Agreement, dated December 4, 1997
            (filed as Exhibit 10.11 to the Company's Registration
            Statement on Form S-1, dated July 22, 1998, File No.
            333-59613)
 10.12*     Promissory Note, dated December 4, 1997, by Andrew J.
            Frawley payable to the Registrant (filed as Exhibit 10.12 to the Company's Registration Statement on Form S-1, dated July
            22, 1998, File No. 333-59613)
 10.13*     Amended and Restated Stockholders Agreement dated December
            4, 1997 (filed as Exhibit 10.13 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
 10.14*     Amended and Restated Registration Rights Agreement, dated
            December 4, 1997 (filed as Exhibit 10.14 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
 10.15*     Letter Agreement, dated December 22, 1997, between the
            Registrant and Fleet National Bank, as amended, and the
            related Promissory Note (filed as Exhibit 10.15 to the
            Company's Registration Statement on Form S-1, dated July 22,
            1998, File No. 333-59613)
 10.16*     Stock Purchase Agreement, dated June 25, 1998, and the
            related Waiver Agreement to the Amended and Restated
            Stockholders Agreement, dated June 25, 1998 (filed as
            Exhibit 10.16 to the Company's Registration Statement on
            Form S-1, dated July 22, 1998, File No. 333-59613)
 10.17*     Office lease for 89 South Street, Boston, Massachusetts
            (filed as Exhibit 10.17 to the Company's Registration
            Statement on Form S-1, dated July 22, 1998, File No.
            333-59613)
 10.18*     Assignment and Assumption Agreement, dated November 15,
            1996, between the Registrant and Grant & Partners Limited
            Partnership (filed as Exhibit 10.18 to Pre-Effective No. 1 to the Company's Registration Statement on Form S-1, dated
            July 22, 1998, File No. 333-59613)
 10.19*     Termination Agreements, each dated March 18, 1997, between the Registrant and the employees of the Registrant named
            therein (filed as Exhibit 10.19 to Pre-Effective No. 1 to
            the Company's Registration Statement on Form S-1, dated July
            22, 1998, File No. 333-59613)
 10.20*     Consulting Agreement, dated March 18, 1997, between the
            Registrant and Exchange Marketing Group, LLC (filed as
            Exhibit 10.20 to Pre-Effective No. 1 to the Company's
            Registration Statement on Form S-1, dated July 22, 1998,
            File No. 333-59613)
 21.1*      Subsidiaries of Registrant (filed as Exhibit 21.1 to the
            Company's Registration Statement on Form S-1, dated July 22,
            1998, File No. 333-59613)
 23.1+      Consent of Arthur Andersen LLP
 23.2       Consent of Bingham Dana LLP (included in Exhibit 5.1)
 24.1+      Power of Attorney (included on signature page)
 27.1+      Financial Data Schedule


---------------
 + Previously filed


 * Incorporated by reference